EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, MICHAEL J. BURKE, JR. and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S‑4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between ChoiceOne Financial Services, Inc. and Fentura Financial, Inc, dated as of July 25, 2024, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: 9/4/2024	/s/ Jack C. Hendon
Jack G. Hendon

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, MICHAEL J. BURKE, JR. and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S‑4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between ChoiceOne Financial Services, Inc. and Fentura Financial, Inc, dated as of July 25, 2024, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: 9/4/2024	/s/ Greg L. Armock
Greg L. Armock

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, MICHAEL J. BURKE, JR. and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S‑4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between ChoiceOne Financial Services, Inc. and Fentura Financial, Inc, dated as of July 25, 2024, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: 9/4/2024	/s/ Keith D. Brophy
Keith D. Brophy

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, MICHAEL J. BURKE, JR. and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S‑4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between ChoiceOne Financial Services, Inc. and Fentura Financial, Inc, dated as of July 25, 2024, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: 9/4/2024	/s/ Harold J. Burns
Harold J. Burns

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, MICHAEL J. BURKE, JR. and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S‑4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between ChoiceOne Financial Services, Inc. and Fentura Financial, Inc, dated as of July 25, 2024, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: 9/5/2024	/s/ Eric E. Burrough
Eric E. Burrough

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, MICHAEL J. BURKE, JR. and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S‑4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between ChoiceOne Financial Services, Inc. and Fentura Financial, Inc, dated as of July 25, 2024, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: 9/10/2024	/s/ Curt E. Colter
Curt E. Coulter

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, MICHAEL J. BURKE, JR. and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S‑4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between ChoiceOne Financial Services, Inc. and Fentura Financial, Inc, dated as of July 25, 2024, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: 9/6/2024	/s/ Bruce John Essex, Jr.
Bruce John Essex, Jr.

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, MICHAEL J. BURKE, JR. and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S‑4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between ChoiceOne Financial Services, Inc. and Fentura Financial, Inc, dated as of July 25, 2024, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: 9/4/2024	/s/ Gregory A. McConnell
Gregory A. McConnell

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, MICHAEL J. BURKE, JR. and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S‑4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between ChoiceOne Financial Services, Inc. and Fentura Financial, Inc, dated as of July 25, 2024, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: 9/4/2024	/s/ Bradley F. McGinnis
Bradley F. McGinnis

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, MICHAEL J. BURKE, JR. and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S‑4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between ChoiceOne Financial Services, Inc. and Fentura Financial, Inc, dated as of July 25, 2024, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: 9/4/2024	/s/ Roxanne M. Page
Roxanne M. Page

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, MICHAEL J. BURKE, JR. and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S‑4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between ChoiceOne Financial Services, Inc. and Fentura Financial, Inc, dated as of July 25, 2024, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: 9/4/2024	/s/ Michelle M. Wendling
Michelle M. Wendling

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint MICHAEL J. BURKE, JR. and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S‑4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between ChoiceOne Financial Services, Inc. and Fentura Financial, Inc, dated as of July 25, 2024, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: 9/4/2024	/s/ Kelly J. Potes
Kelly J. Potes

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES and MICHAEL J. BURKE, JR., and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S‑4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between ChoiceOne Financial Services, Inc. and Fentura Financial, Inc, dated as of July 25, 2024, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: 9/4/2024	/s/ Adom J. Greenland
Adom J. Greenland

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES and ADOM J. GREENLAND, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S‑4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between ChoiceOne Financial Services, Inc. and Fentura Financial, Inc, dated as of July 25, 2024, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: 9/4/2024	/s/ Michael J. Burke, Jr.
Michael J. Burke, Jr.